UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 19, 2017
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180 Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

Consulting Agreement with Carl Dorf

Following his retirement from the Board of Directors (the “Board”) of Federated National Holding Company (the “Company”) effective with the Company’s 2017 annual meeting of shareholders described below (the “Annual Meeting”), the Company has agreed to engage Carl Dorf as a consultant to the Investment Committee of the Board.  Mr. Dorf served as the Chair of the Investment Committee during his tenure on the Board.  Pursuant to a consulting agreement with Mr. Dorf to be effective as of October 1, 2017 (the “Consulting Agreement”), Mr. Dorf will receive a consulting fee of $15,000 per quarter for the duration of the engagement.  A copy of the consulting agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by this reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

2017 Annual Meeting of Shareholders

On September 19, 2017, the Company held its Annual Meeting, at which the Company’s shareholders approved all of the matters proposed to the shareholders. A total of 11,809,099 of the Company’s outstanding shares of common stock, representing approximately 88% of the shares eligible to vote, were present or represented by proxy at the Annual Meeting, resulting in a quorum being present or represented at the Annual Meeting.

Set forth below are the number of votes cast for or against, and any abstentions or broker non-votes, as applicable, regarding each of the proposals voted on at the Annual Meeting:

		For	Against	Abstentions	Broker Non- Votes

1.	Election of Directors:

	Thomas A. Rogers	8,987,226	788,429	54,772	1,978,672

2.	Non-binding advisory vote on the Company’s executive compensation.	8,705,942	1,013,486	110,999	1,978,672

3.	Approval of amendments to the Company’s Amended and Restated 2012 Stock Incentive Plan to implement prohibitions on repricing and establish minimum vesting requirement	9,515,871	286,720	27,836	1,978,672

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.	11,629,165	59,886	120,048	--

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report:

Exhibit No.	Description

10.1	Consulting Agreement effective as of October 1, 2017 between Federated National Holding Company and Carl Dorf

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: September 21, 2017	By:	/s/ Ronald A. Jordan
	Name:	Ronald A. Jordan
	Title:	Chief Financial Officer
(Principal Financial Officer)